UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 26, 2004
Date of Report (date of earliest event reported)

Franklin Bank Corp.

(Exact name of Registrant as specified in its charter)

Delaware	000-50518	11-3626383
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

9800 Richmond Avenue, Suite 680
Houston, Texas 77042
(Address of principal executive offices)

(713) 339-8900
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 26, 2004, Franklin Bank Corp. issued a press release announcing third quarter results for the period ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

ITEM 7.01. REGULATION FD DISCLOSURE.

     On October 26, 2004, Franklin Bank Corp. issued a press release announcing third quarter results for the period ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description
99.1	Press release text of Franklin Bank Corp. dated October 26, 2004.

     The information furnished in Item 2.02, Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BANK CORP.
Date: October 26, 2004	By:	/s/ RUSSELL MCCANN
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued October 26, 2004.